Virtus Rampart Multi-Asset Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated June 18, 2020, to the Summary and Statutory Prospectuses

and Statement of Additional Information, dated January 28, 2020, each as supplemented

Important Notice to Investors

The Board of Trustees of Virtus Opportunities Trust (the “Board”), on behalf of Virtus Rampart Multi-Asset Trend Fund, and of Virtus Equity Trust on behalf of Virtus Tactical Allocation Fund, has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) relating to the proposed combination of Virtus Rampart Multi-Asset Trend Fund, a series of Virtus Opportunities Trust, with and into Virtus Tactical Allocation Fund, a series of Virtus Equity Trust.

Pursuant to the Agreement, Virtus Rampart Multi-Asset Trend Fund will transfer all or substantially all of its assets to Virtus Tactical Allocation Fund in exchange for shares of Virtus Tactical Allocation Fund and the assumption by Virtus Tactical Allocation Fund of all liabilities of Virtus Rampart Multi-Asset Trend Fund. Following the exchange, Virtus Rampart Multi-Asset Trend Fund will distribute the shares of Virtus Tactical Allocation Fund to its shareholders pro rata, in liquidation of Virtus Rampart Multi-Asset Trend Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of Virtus Rampart Multi-Asset Trend Fund. It is currently anticipated that these matters will be submitted for approval at a shareholder meeting in the third quarter of 2020. Additional information about the reorganization, as well as information about Virtus Tactical Allocation Fund, will be distributed to shareholders of Virtus Rampart Multi-Asset Trend Fund in the form of a Prospectus/Proxy Statement.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VOT 8020/Multi-AssetTrendMerger (6/2020)